LOAN AND STOCK PLEDGE AGREEMENT

         THIS LOAN AND STOCK PLEDGE AGREEMENT (the "Agreement"), entered into as of April 13, 2007, by and between Community First Bancorp, Inc., a Maryland corporation, with its principal place of business being 2420 North Main Street Madisonville, Kentucky 42431, hereinafter referred to as "Borrower", and FIRST UNITED BANK AND TRUST COMPANY, a Kentucky Banking corporation, with its principal place of business being 162 North Main Street, Madisonville, Kentucky 42431, hereinafter referred to as "Lender".

         On the date hereof the Borrower is borrowing up to the principal amount of SEVEN HUNDRED SIXTY-SIX THOUSAND NINE HUNDRED THIRTEEN DOLLARS AND THIRTY-TWO CENTS ($766,913.32) from the Lender (the "Loan"), which will be evidenced by the Note of even date. The Lender is willing to make the Loan to the Borrower on the terms and conditions described below. The Borrower and Lender agree that the payment and performance of all obligations relating to the Loan will be secured through the pledge to the Lender of all the issued and outstanding shares of capital stock owned or hereafter acquired by the Borrower (the "Stock") in Community First Bank, having its main office at 2420 North Main Street, Madisonville, Kentucky 42431, (the "Bank"). Certain capitalized terms used in this Agreement are defined in Section 23 of this Agreement.

         In consideration of the premises and the mutual agreements and representations in this Agreement, the Lender and the Borrower agree as follows:

         1. Security Interest.
            -----------------

         (a) The Borrower hereby unconditionally grants and assigns to the Lender and its successors and assigns a continuing security interest in and security title to the Stock. The Borrower hereby delivers to the Lender all of its right, title and interest in and to the Stock, together with certificates representing the Stock and stock powers endorsed in blank, as security for (i) all obligations of the Borrower to the Lender hereunder, and (ii) payment and performance of all obligations of the Borrower to the Lender under the Note, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due. If the Borrower receives, for any reason whatsoever, any additional shares of the capital stock of the Bank, such shares shall thereupon constitute Stock to be held by the Lender under the terms of this Agreement and the Borrower shall immediately deliver such shares to the Lender, together with stock powers endorsed in blank by the Borrower. Beneficial ownership of the Stock, including all voting, consensual and dividend rights, shall remain in the Borrower until the occurrence of a Default as defined and described below, and as contained in the Business Loan Agreement, Promissory Note, and Commercial Pledge Agreement, which agreements and/or notes are hereby incorporated herein by reference.

         (b) If, prior to repayment in full of the Loan, the equity capital becomes materially less than as stated in Community First Bank's March 31, 2007 Quarterly Performance Report (Call Report), which report is hereby incorporated herein by reference, the Borrower shall promptly deliver to the Lender on demand additional collateral of a type and value acceptable to the Lender (and the Lender's judgment in valuing same shall be conclusive) so that the sum of the value of such additional collateral plus the equity capital is equal to or in excess of the amounts as stated in the aforementioned March 31, 2007 Quarterly Performance Report (call report). The Borrower shall also execute any security documents the Lender may request to evidence and perfect the Lender's rights in such additional collateral. If at any time such additional collateral is no longer required pursuant to this Section 1(b), the Lender shall release its security interest in such additional collateral upon the request of the Borrower.

         2. Representations and Warranties. The Borrower represents and warrants
            ------------------------------
to the Lender as follows:

                  (a) The Borrower is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland, duly authorized to transact business in the State of Kentucky, and is otherwise qualified to do business in all jurisdictions where such qualification is necessary. The Borrower is registered as a savings bank holding company with the Board of Governors of the Federal Reserve System and the Kentucky Department of Banking and Finance. The chief executive office of the Borrower and the principal place of business of the Borrower where the records of the Borrower are kept is 2420 North Main Street, Madisonville, Kentucky 42431, and the Borrower's U.S. employer identification number is 36-4526348.

                  (b) The Bank is a banking corporation duly organized, validly existing, and in good standing under the laws of the State of Kentucky.. The Borrower owns 100% of the Stock (consisting of 100,000 Shares) of Community First Bank and there are no other outstanding shares of capital stock and no outstanding options, warrants or other rights, which can be converted into shares of capital stock of the Bank. The Bank has all requisite corporate power and authority and possesses all licenses, permits and authorizations necessary for it to own its properties and conduct its business as presently conducted. Borrower further warrants, covenants, and acknowledges that there are no existing liens, encumbrances, obligations, or restrictions in favor of any other third party with regard to the above-described collateral. Borrower further warrants that it is not an uninsured State member bank, or a corporation organized under section 25A of the Federal Reserve Act, which operates, or operates as, a multilateral clearing organization pursuant to section 409 of the Federal Deposit Insurance Corporation Improvement Act of 1991 as described in 11 USCS 109(d).

                  (c) Each financial statement of the Borrower or any Subsidiary which has been delivered to the Lender presents fairly the financial condition of the Borrower or such Subsidiary as of the date indicated therein and the results of its operations for the periods shown therein. There has been no material adverse change, either existing or threatened, in the financial condition or operations of the Borrower or any Subsidiary since the date of such financial statement. Borrower acknowledges that Lender has relied upon the statements that have been provided by Borrower in entering into this Loan and Stock Pledge Agreement.

                  (d) The Borrower has full power and authority to execute and perform the Financing Documents. The execution, delivery, and performance by the Borrower of the Financing Documents (i) have been duly authorized by all requisite action by the Borrower, including, but not limited to, Resolution by the Board of Directors, (ii) do not violate any provision of law, and (iii) do not result in a breach of or constitute a default under any agreement or other instrument to which the Borrower or any Subsidiary is a party or which the Borrower or any Subsidiary is bound. Each of the Financing Documents constitutes the legal, valid, and binding obligation of the Borrower enforceable in accordance with its terms.

                  (e) Except for the security interest created by this Agreement, the Borrower represents, covenants, and warrants that it owns the Stock free and clear of all liens, charges, and encumbrances.. The Stock is duly issued, fully paid and non-assessable, and the Borrower has the unencumbered right to pledge the Stock.

                  (f) There is no action, arbitration, or other proceeding at law or in equity, or by or before any court, agency, or arbitrator, nor is there any judgment, order, or other decree pending, anticipated, or threatened against the Borrower or any Subsidiary or against any of their properties or assets which might have a material adverse effect on the Borrower, any Subsidiary, or their respective properties or assets, or which might call into question the validity or enforceability of the Financing Documents, or which might involve the alleged violation by the Borrower or any Subsidiary of any law, rule or regulation.

                  (g) No consent or other authorization or filing with or of any governmental authority or other public body on the part of the Borrower or any Subsidiary is required in connection with the Borrower's execution, delivery, or performance of the Financing Documents; or if required, all such prerequisites have been fully satisfied.

                  (h) None of the transactions contemplated in this Agreement (including, without limitation, the use of the proceeds of the Loan) will violate or result in a violation of Section 7 of the Securities Exchange Act of 1934, or any regulations issued pursuant thereto.

                  (i) The following are attached as exhibits hereto: true, correct and complete copies of (i) the Borrower's and the Bank's articles of incorporation as in effect as of the date here (as certified by the Maryland Secretary of State in June, 2003); (ii) certificates of existence for the Borrower and the Bank issued by the Kentucky Secretary of State on April 12, 2007; (iii) the bylaws of the Borrower in effect immediately prior to the adoption of the resolutions referred to below (and such bylaws have not been further altered or amended and have been in full force and effect at all times since the adoption of such resolutions through the date hereof); (iv) the bylaws of the Bank as of the date hereof; (v) resolutions (the "Resolutions") of the Board of Directors of the Borrower duly adopted on April 12, 2007 to be documented in the minutes dated April 12, 2007. A quorum for the transaction of business was present and acting throughout the meeting at which the Resolutions were adopted, and the Resolutions have been since adoption and are now in full force and effect and have not been modified in any respect. There have been no further amendments or other documents affecting or altering the Borrower's or the Bank's articles of incorporation since the date of the certifications referred to above through the date hereof, and the Borrower and the Bank have remained in valid existence under the laws of the State of Maryland and Kentucky since such dates.

         3. Affirmative Covenants.  The Borrower agrees that so long as the Note
            ---------------------
is outstanding or this Agreement is in effect:

                  (a) The Borrower shall furnish to the Lender no later than fifteen (15) days after the end of each month, a monthly compliance letter certified by an officer of the Borrower in form and substance reasonably satisfactory to Lender and evidencing Borrower's compliance with all terms and conditions of this Loan and Agreement including, without limitation, all financial covenants contained in this section entitled Affirmative Covenants.

                  (b) The Borrower shall promptly furnish to the Lender: (i) not later than 90 days after the end of each fiscal year, audited consolidated financial statements of the Borrower prepared in accordance with generally accepted accounting principles ("GAAP") and certified by an independent accounting firm acceptable to the Lender; (ii) not later than 45 days after each of the first three quarters of each fiscal year, unaudited consolidated financial statements of the Borrower, prepared in accordance with GAAP (subject to changes resulting from normal year-end adjustments) and certified by the chief financial officer of the Borrower; (iii) not later than 30 days after the end of each of the first three quarters of each year, copies of the Report of Condition and the Report of Income and Dividends of each of the Bank Subsidiaries; (iv) immediately after the occurrence of a material adverse change in the business, properties, condition, management, or prospects (financial or otherwise) of the Borrower or any Subsidiary, including, without limitation, imposition of any letter agreement, memorandum of understanding, cease and desist order, or other similar regulatory action involving the Borrower or any Subsidiary, a statement of the Borrower's chief executive officer or chief financial officer setting forth in reasonable detail such change and the action which the Borrower or any Subsidiary proposes to take with respect thereto; and
(v) from time to time upon request of the Lender, such other information relating to the operations, business, condition, management, properties, or prospects of the Borrower or any Subsidiary as the Lender may request (including meetings with the Borrower's or Subsidiary's officers and employees).

                  (c) The Borrower and each Subsidiary shall punctually pay and discharge all taxes, assessments and other governmental charges or levies imposed upon it or upon its income or upon any of its property.

                  (d) The Borrower and each Subsidiary shall comply in all material respects with all requirements of constitutions, statutes, rules, regulations, and orders and all orders and decrees of courts and arbitrators applicable to it or its properties.

                  (e) The Borrower shall immediately notify the Lender of any change in management or the beneficial ownership of the Borrower's stock by any officer, director or 25% or greater shareholder of the Borrower.

         4. Negative Covenants.  The Borrower agrees that so long as the Note is
            ------------------
outstanding or this Agreement is in effect:

                  (a) The Borrower shall furnish to the Lender no later than fifteen (15) days after the end of each month, a monthly compliance letter certified by an officer of the Borrower in form and substance reasonably satisfactory to Lender and evidencing Borrower's compliance with all terms and conditions of this Loan and Agreement including, without limitation, all financial covenants contained in this section entitled Negative Covenants.

                  (b) The Borrower will unconditionally allow Bank to inspect its Books upon twenty-four (24) hour notice to perform a review of the loan portfolio of each subsidiary as deemed necessary, and to review internal and external loan review reports.

                  (c) Borrower expressly covenants, agrees, acknowledges, and pledges to maintain its financial condition and/or performance at or above the levels as depicted, disclosed, and described in its March 31, 2007 Quarterly Performance Report (Call Report) Borrower expressly covenants and agrees to maintain its financial performance and/or condition at levels at or above the levels as reported in the above-referenced March 31, 2007 Quarterly Performance report during the duration of this loan, including any and all renewals and/or extensions of same.

                  (d) Any present or future debt held by Directors and/or Shareholders shall be subordinated and inferior to this new debt in favor of Lender.

                  (e) If any change of ownership occurs debt is to be paid in full.

                  (f) No dividend shall be paid by the Borrower if the Loan is in default or if the dividend would create a default without prior Bank approval.

                  (g) Classified loans to total loans shall not exceed 2%.

         5. Advances  Under the Loan.  The Lender shall not be obligated to make
            ------------------------
any advance of the Loan to the Borrower unless in each instance, at the time of each advance:

                  (a)  All   representations  and  warranties  of  the  Borrower
contained in this Agreement or the Note shall be true in all respects on and as of the date of each advance of the Loan.

                  (b) The Borrower and each Subsidiary shall have performed in all material respects all their agreements and obligations required by the Financing Documents.

                  (c) No adverse change shall have occurred in the Borrower's or any Subsidiary's condition (financial or otherwise), or in the business, properties, assets, liabilities, prospects, or management of the Borrower or any Subsidiary since the date of this Agreement.

                  (d) No Default or event which, with the giving of notice or passage of time (or both), would constitute a Default under the terms of this Agreement shall have occurred.

                  (e) All other matters incidental to the Loan shall be satisfactory to the Lender.

         6. Default. A "Default" shall exist if any of the following occurs:
            -------
                  (a) Failure of the Borrower punctually to make any payment of any amount payable, whether principal or interest or other amount, on any of the Liabilities, whether at maturity, or at a date fixed for any prepayment or partial prepayment, or by acceleration, or otherwise.

                  (b) Any statement, representation, or warranty of the Borrower made in any of the Financing Documents or at any time furnished by or on behalf of the Borrower to the Lender shall be false or misleading in any material respect as of the date made.

                  (c) Failure of the Borrower punctually and fully to comply with (i) any of the covenants in Section 4 of this Agreement or (ii) any of the other covenants set forth in this Agreement if such failure under this clause
(ii) is not remedied within 15 days after notice from the Lender to the Borrower.

                  (d) The occurrence of a default under any other agreement to which the Borrower and the Lender are parties or under any other instrument executed by the Borrower in favor of the Lender, including, but not limited to, the Business Loan Agreement, Promissory Note , and Commercial Pledge Agreement.

                  (e) If the Borrower or any Subsidiary becomes insolvent as defined in the Kentucky Uniform Commercial Code (KRS 355 et seq.), or other applicable law, or makes an assignment for the benefit of creditors; or if any action is brought by the Borrower or any Subsidiary seeking dissolution of the Borrower or such Subsidiary or liquidation of its assets or seeking the appointment of a trustee, interim trustee, receiver, or other custodian for any of its property; or if the Borrower or any Subsidiary commences a voluntary case under the Federal Bankruptcy Code; or if any reorganization or arrangement proceeding is instituted by the Borrower or any Subsidiary for the settlement, readjustment, composition or extension of any of its debts upon any terms; or if any action or petition is otherwise brought by the Borrower or any Subsidiary seeking similar relief or alleging that it is insolvent or unable to pay its debts as they mature.

                  (f) Any action is brought against the Borrower or any Subsidiary seeking dissolution of the Borrower or such Subsidiary or liquidation of any of its assets or seeking the appointment of a trustee, interim trustee, receiver, or other custodian for any of its property, and such action is consented to or acquiesced in by the Borrower or such Subsidiary or is not dismissed within 30 days of the date upon which it was instituted; or any proceeding under the Federal Bankruptcy Code is instituted against the Borrower or any Subsidiary and (i) an order for relief is entered in such proceeding or
(ii) such proceeding is consented to or acquiesced in by the Borrower or such Subsidiary or is not dismissed within 30 days of the date upon which it was instituted; or any reorganization or arrangement proceeding is instituted against the Borrower or any Subsidiary for the settlement, readjustment, composition, or extension of any of its debts upon any terms, and such proceeding is consented to or acquiesced in by the Borrower or such Subsidiary or is not dismissed within 30 days of the date upon which it was instituted; or any action or petition is otherwise brought against the Borrower or any Subsidiary seeking similar relief or alleging that it is insolvent, unable to pay its debts as they mature, or generally not paying its debts as they become due, and such action or petition is consented to or acquiesced in by the Borrower or such Subsidiary or is not dismissed within 30 days of the date upon which it was brought.

                  (g) The Borrower or any Subsidiary is in default (or an event has occurred which, with the giving of notice or passage of time, or both, will cause the Borrower or any Subsidiary to be in default) on indebtedness to another Person, and the amount of such indebtedness exceeds $25,000 or the acceleration of the maturity of such indebtedness would have a material adverse effect upon the Borrower or such Subsidiary.

                  (h) Any other material adverse change occurs in the Borrower's financial condition or means or ability to pay the Liabilities.

                  (i) Any cease and desist or other order has been threatened, noticed, or entered against the Borrower or any Subsidiary by any regulatory agency or body, or the Borrower or any Subsidiary enters into any form of memorandum of understanding, plan of corrective action, or letter agreement with any such regulatory agency or body, or any other regulatory enforcement action is taken against the Borrower or any Subsidiary relating to the capitalization, management, or operation of the Borrower or any Subsidiary.

                  (j) Any governmental regulator determines Bank is a troubled institution.

                  (k) The Borrower or any Subsidiary is indicted or convicted or pleads guilty or nolo contendere to any charge that the Borrower or such Subsidiary has violated any drug, controlled substances, money laundering,
currency               reporting,                racketeering,                or
racketeering-influenced-and-corrupt-organization statute or regulations other forfeiture statute.

                  (l) The Borrower ceases to own 100% of the issued and outstanding capital stock of the Bank or ceases to control any of the other Bank Subsidiaries.

         7. Remedies Upon Default.  Upon the occurrence of a Default, the Lender
            ---------------------
shall be entitled, without limitation, to exercise the following rights at any time and from time to time, which the Borrower hereby agrees to be commercially reasonable:

                  (a) declare any of the Liabilities due and payable, whereupon they immediately will become due and payable (notwithstanding any provisions to the contrary, and without presentment, demand, notice or protest of any kind (all of which are expressly waived by the Borrower));

                  (b) (i) receive all amounts payable in respect of the Collateral otherwise payable to the Borrower; (ii) settle all accounts, claims, and controversies relating to the Collateral; (iii) transfer all or any part of the Collateral into the Lender's or any nominee's name; and (iv) execute all agreements and other instruments; bring, defend and abandon all actions and other proceedings; and take all actions in relation to the Collateral as the Lender in its sole discretion may determine;

                  (c) enforce the payment of the Stock and exercise all of the rights, powers and remedies of the Borrower thereunder, including the exercise of all voting rights and other ownership or consensual rights of the Stock (but the Lender is not hereby obligated to exercise such rights), and in connection therewith the Borrower hereby appoints the Lender to be the Borrower's true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote the Stock in any manner the Lender deems advisable for or against all matters submitted to a vote of shareholders, and such power-of-attorney is coupled with an interest and irrevocable;

                  (d) sell, assign and deliver, or grant options to purchase, all or any part of or interest in the Collateral in one or more parcels, at any public or private sale at any exchange, any of the Lender's offices, or elsewhere, without demand of performance, advertisement, or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby expressly and irrevocably waived by the Borrower), for cash, on credit, or for other property, for immediate or future delivery without any assumption of credit risk, and for such price and on such terms as the Lender in its sole discretion may determine; the Borrower agrees that to the extent that notice of sale shall be required by law that at least five business days' notice to the Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification; the Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given; the Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and any such sale may, without further notice, be made at the time and place to which it was so adjourned; the Borrower hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Loan or otherwise; at any such sale, unless prohibited by applicable law, the Lender may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption; and the Lender shall not be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto;

                  (e) appoint and dismiss managers or other agents for any of the purposes mentioned in the foregoing provisions of this Section 7, all as the Lender in its sole discretion may determine; and

                  (f) generally, take all such other action as the Lender in its sole discretion may determine as incidental or conducive to any of the matters or powers mentioned in this Section 7 and which the Lender may or can do lawfully and use the name of the Borrower for such purposes and in any proceedings arising therefrom. Furthermore, Lender may, in its sole discretion, assume direct managerial and/or day to day operational control of Bank.

         8. Application of Proceeds.  The proceeds of the public or private sale
            -----------------------
or other disposition of any Collateral hereunder shall be applied to (i) the costs incurred in connection with the sale, expressly including, without limitation, any costs under Section 11(a) hereof; (ii) any unpaid interest which may have accrued on any obligations secured hereby; (iii) any unpaid principal on any obligations secured hereby; and (iv) damages incurred by the Lender by reason of any breach secured against hereby, in such order as the Lender may determine, and any remaining proceeds shall be paid over to the Borrower or others as by law provided. If the proceeds of the sale or other disposition of the Stock are insufficient to pay all such amounts, the Borrower shall remain liable to the Lender for the deficiency.

         9. No Waiver By Lender.  Lender shall not be deemed to have  waived any
            -------------------
rights under this agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender's rights or of any Borrower's or any Grantor's obligations as to any future transactions. In addition to the foregoing, Lender's acceptance of late or partial payments from Borrower shall not constitute a waiver of any of Lender's rights under this agreement.

         10.  Additional  Rights of Secured  Parties.  In  addition to its other
              --------------------------------------
rights and privileges under this Agreement, the Lender may exercise from time to time any and all other rights and remedies available to a secured party when a debtor is in default under a security agreement as provided in the Uniform Commercial Code of Kentucky (KRS 355 et seq.), or available to the Lender under any other applicable law or in equity, including without limitation the right to any deficiency remaining after disposition of the Collateral. The Borrower shall pay all of the reasonable costs and expenses (including reasonable attorneys' fees) incurred by the Lender in enforcing its rights under this Agreement.

         11. Return of Stock to Borrower.  Upon payment in full of all principal
             ---------------------------
and interest on the Note and full performance by the Borrower of all covenants and other obligations under this Agreement, the Lender shall return to the Borrower (i) all of the then remaining Stock and (ii) all rights received by the Lender as agent for the Borrower as a result of its possessory interest in the Stock.

         12.  Disposition of Stock by Agent.  The Stock is not registered  under
              -----------------------------
the various federal or state securities laws and disposition thereof after default may be subject to prior regulatory approval and may be restricted to one or more private (instead of public) sales in view of the lack of such registration. The Borrower acknowledges that upon such disposition, the Lender may approach only a restricted number of potential purchasers and that a sale under such circumstances may yield a lower price for the Stock than if the Stock were registered pursuant to federal and state securities laws and sold on the open market. The Borrower, therefore, agrees that:

                  (a) if the Lender shall, pursuant to the terms of this Agreement, sell or cause any of the Stock to be sold at a private sale, the Lender shall have the right to rely upon the advice and opinion of any national brokerage or investment firm having recognized expertise and experience in connection with shares of companies in the banking industry (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of the Lender's action) as to the best manner in which to expose the Stock for sale and as to the best price reasonably obtainable at the private sale thereof; and

                  (b) such reliance shall be conclusive evidence that the Lender has handled such disposition in a commercially reasonable manner.

         13. Borrower's  Obligations  Absolute.  The obligations of the Borrower
             ---------------------------------
under this Agreement shall be direct and immediate and not conditional or contingent upon the pursuit of any other remedies against the Borrower or any other Person, nor against other security or liens available to the Lender or its successors, assigns or agents. The Borrower hereby waives any right to require that an action be brought against any other Person or require that resort be had to any security or to any balance of any deposit account or credit on the books of the Lender in favor of any other Person prior to any exercise of rights or remedies hereunder, or to require resort to rights or remedies of the Lender in connection with the Loan.

         14.  Notices.  Except as  provided  otherwise  in this  Agreement,  all
              -------
notices and other communications under this Agreement are to be in writing and are to be deemed to have been duly given and to be effective upon delivery to the party to whom they are directed. If sent by U.S. mail, first class, certified, return receipt requested, postage prepaid, and addressed to the Lender or to the Borrower at their respective addressees set forth below, such communications are deemed to have been delivered on the second business day after being so posted.

         If to the Lender:      First United Bank and Trust Company
                                162 North Main Street
                                Madisonville, Kentucky 42431
                                Attn: R. Steven Cox, President

         If to the Borrower:    Community First Bancorp, Inc.
                                2420 North Main Street
                                Madisonville, Kentucky 42431
                                Attn: William M. Tandy, President and CEO


         Either the Lender or the Borrower may, by written notice to the other, designate a different address for receiving notices under this Agreement; provided, however, that no such change of address will be effective until written notice thereof is actually received by the party to whom such change of address is sent.

         15.  Binding  Agreement.  The  provisions  of this  Agreement  shall be
              ------------------
construed and interpreted, and all rights and obligations of the parties hereto determined, in accordance with the laws of the State of Kentucky. This Agreement, together with all documents referred to herein, constitutes the entire Agreement between the Borrower and the Lender with respect to the matters addressed herein and may not be modified except by a writing executed by the Lender and delivered by the Lender to the Borrower. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original but all of which, taken together, shall constitute one and the same instrument.

         16. Participations.  The Lender may at any time grant participations in
             --------------
or sell, assign, transfer or otherwise dispose of all or any portion of the indebtedness of the Borrower outstanding pursuant to the Financing Documents. The Borrower hereby agrees that any holder of a participation in, and any assignee or transferee of, all or any portion of any amount owed by the Borrower under the Financing Documents (i) shall be entitled to the benefits of the provisions of this Agreement as the Lender hereunder and (ii) may exercise any and all rights of the banker's lien, set-off or counterclaim with respect to any and all amounts owed by the Borrower to such assignee, transferee or holder as fully as if such assignee, transferee or holder had made the Loan in the amount of the obligation in which it holds a participation or which is assigned or transferred to it.

         17. Expenses.  All reports and other documents or information furnished
             --------
to the Lender under this Agreement shall be supplied by the Borrower without cost to the Lender. Further, the Borrower shall reimburse the Lender on demand for all out-of-pocket costs and expenses (including legal fees) incurred by the Lender in connection with the preparation, interpretation, operation, and enforcement of the Financing Documents or the protection or preservation of any right or claim of the Lender with respect to such agreements. The Borrower will pay all taxes (if any) in connection with the Financing Documents. The obligations of the Borrower under this section shall survive the payment of the Liabilities and the termination of this Agreement.

         18.  Indemnification.  In addition to any other amounts  payable by the
              ---------------
Borrower under this Agreement, the Borrower shall pay and indemnify the Lender from and against all claims, liabilities, losses, costs, and expenses (including, without limitation, reasonable attorneys' fees and expenses) which the Lender may (other than as a result of the gross negligence or willful misconduct of the Lender) incur or be subject to as a consequence, directly or indirectly, of (i) any breach by the Borrower of any warranty, term or condition in, or the occurrence of any default under, any of the Financing Documents, including all fees or expenses resulting from the settlement or defense of any claims or liabilities arising as a result of any such breach or default,

(ii) the Lender's making,  holding, or administering the Loan or the Collateral,
(iii) allegations of participation or interference by the Lender in the management, contractual relations or other affairs of the Borrower or any Subsidiary, (iv) allegations that the Lender has joint liability with the Borrower or any Subsidiary for any reason, and (v) any suit, investigation, or proceeding as to which the Lender or such participant is involved as a consequence, directly or indirectly, of its execution of any of the Financing Documents, or any other event or transaction contemplated by any of the foregoing. The obligations of Borrower under this Section 18 shall survive the termination of this Agreement.

         19. Right to Set-Off.  Upon the occurrence of a Default hereunder,  the
             ----------------
Lender, without notice or demand of any kind, may hold and set off against such of the Liabilities (whether matured or unmatured) as the Lender may elect any balance or amount to the credit of the Borrower in any deposit, agency, reserve, holdback or other account of any nature whatsoever maintained by or on behalf of the Borrower with the Lender at any of its offices, regardless of whether such accounts are general or special and regardless of whether such accounts are individual or joint. Any Person purchasing an interest in debt obligations under this Agreement held by the Lender may exercise all rights of offset with respect to such interest as fully as if such Person were a holder of debt obligations hereunder in the amount of such interest.

         20.  Further  Assurances.  If at any time the Lender upon advice of its
              -------------------
counsel shall determine that any further document shall be required to effect this Agreement and the transactions and other agreements contemplated thereby, the Borrower shall, and shall cause its Subsidiaries to, execute and deliver such document and otherwise carry out the purposes of this Agreement.

         21. Severability. If any paragraph or part thereof shall for any reason
             ------------
be held or adjudged to be invalid, illegal, or unenforceable by any court of competent jurisdiction, such paragraph or part thereof shall be deemed separate, distinct, and independent, and the remainder of this Agreement shall remain in full force and effect and shall not be affected by such holding or adjudication.

         22.  Binding  Effect.  All  rights of the  Lender  under the  Financing
              ---------------
Documents shall inure to the benefit of its transferees, successors and assigns. All obligations of the Borrower under the Financing Documents shall bind its heirs, legal representatives, successors, and assigns.

         23. Definitions.
             -----------

                  (a) "Bank Subsidiaries" means each banking Subsidiary of Borrower, now or hereafter in existence, including but not limited to the Bank.

                  (b) "Capital" means all capital or all components of capital, other than any allowance for loan and lease losses and net of any intangible assets, as defined from time to time by the primary federal regulator of the Borrower, the Bank, or each of the other Bank Subsidiaries (as the case may be).

                  (c) "Collateral" means and includes all property assigned or pledged to the Lender or in which the Lender has been granted security interest or to which the Lender has been granted security title, whether under any of the Financing Documents or any other agreement, instrument, or document, and the proceeds thereof.

                  (d) "Financing Documents" means and includes this Agreement, the Note, and all other associated loan and collateral documents including, without limitation, all guaranties, suretyship agreements, stock powers, security agreements, security deeds, subordination agreements, exhibits, schedules, attachments, financing statements, notices, consents, waivers, opinions, letters, reports, records, assignments, documents, instruments, information and other writings related thereto, or furnished by the Borrower to the Lender in connection therewith or in connection with any of the Collateral, and any amendments, extensions, renewals, modifications or substitutions thereof or therefor.

                  (e) "Liabilities" means all indebtedness, liabilities, and obligations of the Borrower of any nature whatsoever which the Lender may now or hereafter have, own or hold, and which are now or hereafter owing to the Lender regardless of however and whenever created, arising or evidenced, whether now, heretofore or hereafter incurred, whether now, heretofore or hereafter due and payable, whether alone or together with another or others, whether direct or indirect, primary or secondary, absolute or contingent, or joint or several, and whether as principal, maker, endorser, guarantor, surety or otherwise, and also regardless of whether such Liabilities are from time to time reduced and thereafter increased or entirely extinguished and thereafter reincurred, including without limitation the Note and any amendments, extensions, renewals, modifications or substitutions thereof or therefor.

                  (f) "Note" shall mean the promissory note dated the date hereof in the principal amount of $766,913.32 and any amendments, extensions, renewals, modifications, or substitutions thereof or therefor in effect at any particular time.

                  (g) "Person" means any individual,  corporation,  partnership,
joint  venture,   association,   joint-stock  company,   trust,   unincorporated
organization or government or any agency or political subdivision thereof.

                  (h) "Subsidiary" means each of the Bank Subsidiaries and each other corporation for which the Borrower has the power, directly or indirectly, to direct its management or policies or to vote 25% or more of any class of its voting securities.

                  (i) "Tier 1 Capital" means Tier 1 capital as defined by the capital maintenance regulations of the primary federal bank regulatory agency of the relevant Bank Subsidiary.

                  (j) "Total Risk Based Capital Ratio" means the total risk based capital ratio as defined by the capital maintenance regulations of the primary federal bank regulatory agency of the Borrower.

                   (k) All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in effect from time to time.

                   (l) Lender means First United Bank and Trust Company, a Kentucky corporation, its successors and assigns.

                  (m) Borrower means Community First Bancorp, Inc., a Maryland corporation, duly existing and authorized under the laws of the State of Kentucky, organized as a savings Bank Holding Company, and under the direct supervision and direction of the Officer of Thrift Supervision.

                  IN WITNESS WHEREOF, the undersigned have hereunto set their hands and affixed their seals by and through their duly authorized officers, as of the day and year first above written.



                                            BORROWER:

                                            COMMUNITY FIRST BANCORP, INC.


                                            BY:    /s/William M. Tandy
                                                   -----------------------------
                                            NAME:  WILLIAM M. TANDY
                                            TITLE: PRESIDENT AND CEO



                                     ATTEST:       /s/Charlotte Sellers
                                                   -----------------------------
                                            NAME:  CHARLOTTE SELLERS
                                            TITLE: SECRETARY OF CORPORATION


                                [CORPORATE SEAL]




I hereby certify that the representation and warranty contained in Section 2(i)(v) of this Agreement is true and correct.


                                            BY:    /s/William M. Tandy
                                                   -----------------------------
                                            NAME:  WILLIAM M. TANDY
                                            TITLE: CHAIRMAN OF THE BOARD

                                            LENDER:

                                            FIRST UNITED BANK AND TRUST CO.


                                            BY:    /s/R. Steven Cox
                                                   -----------------------------
                                            NAME:  R. STEVEN COX
                                            TITLE: PRESIDENT AND CEO

                                            ATTEST:/s/Jane Ann Jackson
                                                   -----------------------------
                                            NAME:  JANE ANN JACKSON
                                            TITLE: SECRETARY TO THE BOARD

STATE OF KENTUCKY
COUNTY OF HOPKINS...SCT.

         The foregoing Loan and Stock Pledge Agreement was acknowledged and sworn to before me by William M. Tandy, President and CEO, Community First Bancorp, Inc., for and on behalf of said corporation, and attested to by Charlotte Sellers, as Secretary, to me personally known, this the 13th day of April, 2007.

My commission expires:                             /s/Joan Griffin
    11-4-2007                                      -----------------------------
---------------------                              Notary Public
(Notarial Seal)

STATE OF KENTUCKY
COUNTY OF HOPKINS...SCT.

         The foregoing Loan and Stock Pledge Agreement was acknowledged and sworn to before me by R. Steven Cox, President and CEO, First United Bank and Trust Company., for and on behalf of said corporation, and attested to by Jane Ann Jackson, as Secretary to the Board, to me personally known, this the 13th day of April, 2007.

My commission expires:                             /s/Joan Griffin
    11-4-2007                                      -----------------------------
---------------------                              Notary Public
(Notarial Seal)